A Revolution in Mind March 2019 184 60 36 238 116 33 109 110 114 146 161 153 Exhibit 99.1

Legal Disclaimers This presentation contains forward-looking statements, including statements about: uncertainties regarding the FDA regulatory approval process, including whether the results of our clinical trials will be sufficient to support an FDA approval of the PoNS™ device for marketing or whether the FDA may require that the Company conduct future clinical trials; future economic, competitive, reimbursement and regulatory conditions; new product introductions; ability to commercialize its PoNS™ treatment; demographic trends; the intellectual property landscape; financial market conditions; continued availability of capital and financing, including its ability to continue as a going concern; and future business decisions made by the Company and its competitors. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward looking statements include the risks described in the “Risk Factors” section of Company’s Annual Report on Form 10-K for the period ended December 31, 2018, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or commits to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

We are a neurotech company in the medical device industry focused on neurological wellness. www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

Helius Leadership Team:

Experienced Leadership With Healthcare and Commercialization Expertise

Philippe Deschamps
President, Chief Executive Officer & Chairman

- 30+ years in the health sciences industry
- Former CEO at MediMedia Health
- Former President and CEO at GSW Worldwide (Division of inVentiv Health)
- Former Director of Neuroscience Marketing at Bristol-Myers Squibb



Joyce LaViscount
Chief Financial Officer and Chief Operating Officer

- 29+ years in the health sciences industry
- Accomplished pharmaceutical/healthcare public company CAO
- Former COO and CFO at MM Pharmaceutical Solutions
- Former Executive Director/Group Controller at Aptalis Pharmaceuticals



Dr. Jonathan Sackier
Chief Medical Officer

- 30+ years in the health sciences industry
- Trained surgeon and pioneer of new medical technologies
- Has helped build several companies including medical technology, research and product-design and medical contract sales organizations



Jennifer Laux
Chief Commercial Officer

- 22+ years in the health sciences industry
- Former VP of Commercial at Inovio Pharmaceuticals
- Former VP of Cardiovascular Marketing at Boehringer Ingelheim
- Former Executive Director of Cardiovascular Franchise at Merck



Helius
www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM
4

Investment Highlights First in class, non-invasive neurotechnology with broad potential in treating symptoms of neurological disease and trauma Over 1.5M people in US with chronic balance deficit caused by Mild-to-Moderate Traumatic Brain Injury (mmTBI) “First mover advantage” with demonstrated safety and efficacy in a market with few viable treatment options Pilot studies completed in Stroke, Multiple Sclerosis, and Cerebral Palsy Cleared in Canada. US and EU clearances pending Method Patent portfolio coverage extends to 2028; utility and design patents to 2035 Platform Technology Large Initial Market Clinical Pipeline Regulatory Progress Robust IP PoNS™ Treatment www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

People living with chronic balance deficit following an mmTBI in the U.S. alone3 Large and Growing Addressable Market People worldwide experience new TBI cases annually1 Chronic balance deficit is a long-term disability associated with neuro trauma and disease2 Gait speed, cadence, stride length and time spent on double-limb support are frequently affected in individuals with balance deficit New cases annually of chronic balance deficit caused by mmTBI4 in the U.S. alone After the initial medical event, TBI can present significant long-term disabilities and challenges to the individual, family, and society www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM >1.5M ~420K

Clinical Support for PoNS™ Treatment: RCT Enrollment Criteria for Mild-to-Moderate TBI with Chronic Balance Deficit Safety and efficacy of PoNS Treatment demonstrated in two double-blind randomized controlled trials (RCTs) Enrollment criteria included patients with persisting balance deficit, despite treatment with physical therapy (PT), the current standard of care Inclusion Criteria Exclusion Criteria Aged 18-65 years at screening Neurological disorders unrelated to TBI Balance disorder as a result of TBI Penetrating injury, craniotomy, or subdural hematoma ≥ 1-year since TBI Oral health problems or history of oral cancer Plateaued in recovery with current PT rehabilitation regimen Experienced a loss of consciousness > 24 hours from TBI SOT score < 16 points below normal Other cause for balance disorder PT = physical therapy; SOT = Sensory Organization Test; TBI = traumatic brain injury. 1. Helius Medical Technologies data on file. Executive summary of TBI-001; 2. US National Library of Medicine. Noninvasive Neuromodulation for Treatment of Symptoms Due to Mild or Moderate Traumatic Brain Injury. Available at https://clinicaltrials.gov/ct2/show/NCT02158494?term=PoNS&cond=Traumatic+Brain+Injury&rank=4. Accessed December 10, 2018.

In patients with mmTBI balance was significantly better at 2 Weeks, 14 Weeks and 26 Weeks Normal Range SOT Score N=221 12 weeks washout – no stimulation On average patients with mmTBI improved from an impaired SOT score to normal SOT score in 14 weeks of treatment with HFP. Normal SOT score was maintained throughout the 12 week washout period for all patients. HFP+PT Clinical Support for PoNS™ Treatment: Significant, Sustained Improvement www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM Long-term Treatment Study in mmTBI Sensory Organization Test (SOT) Score Comparison 1 Patients treated with high frequency pulse (HFP) device. Low frequency pulse (LFP) data not shown since it was not statistically different from HFP.

U.S. Regulatory Strategy US: De novo to 510(k) pathway Submitted for de novo classification and 510(k) clearance on August 2018 Received AI letter January 2019; submitted response March 2019 OUS: Canada: Health Canada clearance received 10/17/18 EU: Submitted CE Mark application 12/7/18 Australia: TGA filing anticipated in Q2, 2019 China: providing regulatory support to CMS in preparation for NMPA filing Global Regulatory Strategy www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

US Reimbursement Strategy Focused on obtaining health economic data to facilitate reimbursement coverage Commercializing PoNS™ Treatment in Canada (Slide 1/2) Initial Focus on Canada: Clearance by Health Canada October 17, 2018 Over 350K people living with chronic balance deficit due to mmTBI Regulatory, Quality and Distribution infrastructure for PoNS™ Treatment built Established Heuro Canada to develop neuroplasticity clinics Heuro Canada, formed by HTC, as an operating entity to deliver PoNS™ Treatment 2 neuroplasticity clinics established, first patients began treatment in Q1, 2019 Expect to add three new neuroplasticity clinics in Canada during 2019 Focused on building infrastructure and treating patients in Canada www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM 1 Estimate based upon Acquired Brain Injury (ABI) data from the Brain Injury Association of Canada (BIAC) <http://braininjurycanada.ca/wp-content/uploads/2007/05/BIAC-Fact-Sheet-2014.pdf>

Deploy geographically targeted campaign to activate patients in proximity of certified PoNS™ neuroplasticity centers to inquire about PoNS™ Treatment Targeted patient segments at launch are cash pay and workers compensation Tactics include direct-to-patient digital campaign and partnership with patient advocacy groups Build KOL and professional society advocacy, with goals to: Incorporate PoNS™ Treatment into Canadian guidelines Reinforce the scientific basis for PoNS™ Treatment and supporting evidence to build the value proposition Pave the way to reimbursement among commercial and government payers US Reimbursement Strategy Focused on obtaining health economic data to facilitate reimbursement coverage Commercializing PoNS™ Treatment in Canada (Slide 2/2) www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

Build network of early adopter PoNS™ Tx centers Activate self pay and workers compensation patients Establish value proposition and treatment guidelines Planned Commercial Launch Summary PoNS™ Treatment in US Targeted promotion and scientific engagement to build advocacy, adoption, & experience Significant potential market opportunity and longer-term growth www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM PoNS ™: For the treatment of chronic balance deficit due to mmTBI Focus targeted promotion on: - Top 25 high-volume, early adopter neurorehabilitation networks - Proactive chronic balance deficit patients & caregivers - KOLs, professional societies, patient advocacy - Workers compensation payers Launch Success Factors

Commercialization of PoNS™ Treatment

Pre-Regulatory Clearance US Activities



- **Established Helius-sponsored Clinical Experience Programs (CEPs)**
  - Partnering with leading, early-adopter, neurorehabilitation centers:
    - Partnerships in place with five neurorehabilitation centers (Northwell, OSU, OHSU, Kessler & Baylor)
    - Patient recruitment and enrollment began in Q4'18 and continues in 2019
    - Plans to add Helius NeuroRehab as a sixth CEP site

- **CEPs enable Helius to:**
  1. Build relationships with target neurorehabilitation centers and key opinion leaders
  2. Gain real-world experience in the clinical setting to validate commercial model for PoNS™ Treatment
  3. Generate clinical evidence and health outcomes data to support reimbursement coverage discussions with payers

Building commercial infrastructure, evidence and advocacy to support a successful targeted launch

Helius www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM 13

Commercialization of PoNS™ Treatment Post-Clearance US Commercial Strategy Build network of early adopter, high-volume PoNS™ Treatment centers Begin treating patients immediately following FDA clearance in Helius Neuro Rehab Center in Newtown, PA Convert CEP clinics into PoNS™ Treatment centers Deploy Strategic Account Executives to target top 25 high-volume, early adopter private cash pay neurorehabilitation network clinics Manage growth to ensure that PoNS™ experience is of the highest quality Generate real-world evidence to support development of the payer value proposition and health economic analyses Post-clearance, establish targeted high-volume PoNS™ Treatment network and drive cash pay and workers compensation patients into PoNS™ clinics www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

Raising Awareness of the PoNS™ Treatment

Establishing Thought Leadership at Key Medical Meetings

- **American Physiotherapy Association- January 23-26 Washington, DC**
  - KOL meetings / peer insight dinner
- **North American Neuromodulation Society- January 17-20 Las Vegas, NV**
  - KOL meetings / peer insight dinner- podium presentation - Alain Ptito - Dinner Session - Presentation: Treatment of Chronic Symptoms of Mild/Moderate Traumatic Brain Injury with the PoNS
- **International Brain Stimulation Conference- February 24-27 Vancouver, BC**
  - Workshop "Teach In" for PoNS Treatment
- **World Congress on Brain Injury- March 13-16 Toronto, ON**
  - Platinum sponsor
  - Hosted Plenary Panel discussion
- **TBI Conference- May 15-17 Washington, DC**
- **International Neuromodulation Society- May 25-30 Sydney, AU**




Sheraton

PoNS
PoNS

Helius
MEDICAL TECHNOLOGIES
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US Reimbursement Strategy Focused on obtaining health economic data to facilitate reimbursement coverage Reimbursement Strategy Multi-year effort to secure broad-based reimbursement coverage: Focused on accumulating health economic data to support pursuit of coverage and payment Near-term priority: establishing clinical data to secure dedicated procedure codes with Workers Compensation payers (US and Canada) Long-term strategies to engage with federal (Medicare), VA & commercial payers in US and Canada Following Regulatory clearances, initial customers expected to be private pay pending broad-based reimbursement coverage in respective geographies Focused on obtaining health economic and treatment durability data to facilitate reimbursement coverage www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

PoNS™ Additional Clinical Progress and Potential Opportunities Multiple Sclerosis (1M People) Parkinson’s Disease (1M People; 60K new each year) Stroke (7M People; 795K new each year) Facial Nerve Palsy (75K People) Depression (15.7M People) PTSD (25M People) Cerebral Palsy (764K People) Indication and Target Population - US* Pilot Studies Completed Potential for Future Development * See slide 22 for references PoNS™ Treatment Additional Clinical Progress and Potential Opportunities www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

Financial Overview $25.6M cash and no outstanding debt as of December 31, 2018 November 2018: Completed registered public offering with net proceeds of $18.3M at price of $8.25, led by BTIG and Oppenheimer Full Year 2018 Summary: Reported First Company Revenue: $0.5M, licensing fee for Canadian rights granted to Heuro Operating Expenses: $27.2 million in 2018 vs. $22.9 million in 2017 increase of $4.3M Year-over-year increase driven primarily by an increase of $8.7 million in G&A expenses due primarily to higher stock-based compensation expense, which was primarily the result of the change in the Company’s functional currency* Year-over-year increase offset partially by a decrease of $4.4 million in research and development expenses, primarily due to reduced clinical trial and product development expenses Total Other Expense: $1.9M in 2018 vs. $5.2M in 2017, a decrease of $3.2M Year-over-year decrease driven primarily by a foreign exchange gain of $1.6M in 2018 versus a foreign exchange loss of $1.7M in 2017 Net Loss: $28.6M in 2018 vs. $28.0M in 2017 Net Cash Used in Operating Activities: $19.6M in 2018 vs. $19.3M in 2017 Net Cash Provided by Financing Activities: $40.0M in 2018 vs.$22.2M in 2017. www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM *Note: Changed functional currency from $CAD to $USD, effective April 1, 2018. Financial statements prior to and including the period ending March 31, 2018 have not been restated for the change in functional currency.

Full Year 2019 Outlook www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM 2019 Guidance: For 2019, we expect total revenue in a range of $1.6 million to $2.0 million U.S. dollars.   Assumptions Supporting 2019 Guidance: 2019 revenue guidance assumes an exchange rate of $1 Canadian dollar to $0.75 US dollars. We expect all revenue will be generated only from contributions by the two founding neuroplasticity clinics that are operational and treating patients in Canada. We anticipate generating revenue of approximately $18,000 Canadian dollars per device delivered to the Canadian clinics in 2019. We expect to engage three additional neuroplasticity clinics in Canada during the course of the year, one in each of the last 3 quarters of the year, to end 2019 with a total of 5 clinics.

Extensive IP Portfolio A Significant Barrier to Competitor Entry Exclusively licensed from inventors (4% royalty): 8 US Medical Method Patents Issued Patents expire 2028 Patents owned by Helius (no royalty): 27 US Patents Issued 20 Foreign Patents Issued Patents expire 2035 Helius Patents Transferred to China Medical System Holdings (CMS): 3 Chinese Design Patents Independent Verification of Patents and Freedom to Operate Opinion – September 2017 www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

References

Slide 6: Traumatic Brain Injury

1. *Maas et. Al. (2017). Traumatic brain injury: integrated approaches to improve prevention, clinical care, and research. The Lancet Neurology. 16. 10.1016/S1474-4422(17)30371-X. https://www.researchgate.net/publication/320898726_Traumatic_brain_injury_integrated_approaches_to_improve_prevention_clinical_care_and_research [accessed Jul 22 2018].
2. Addressable market: 5.3 million people with chronic disability multiplied by 40% having a balance disorder tied to TBI;
   5.3 million – see reference 5 below;
   40% https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4936800/;
3. Selassie AW, Zaloshnja E, Langlois JA, Miller T, Jones P, Steiner C. Incidence of long-term disability following traumatic brain injury hospitalization, United States, 2003. J Head Trauma Rehabil. 2008;23(2):123 131.
4. Taylor CA, Bell JM, Breiding MJ, Xu L. Traumatic brain injury-related emergency department visits, hospitalizations, and deaths - United States, 2007 and 2013. MMWR Surveill Summ. 2017;66(9):1-16. Calculations 2.8M x 33% of chronic symptoms sufferers x 40% who suffer Chronic balance disorder (2.8 x .30 x .40)= 333K

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References Slide 17: Disease State Prevalence Multiple Sclerosis - http://www.nationalmssociety.org/About-the-Society/MS-Prevalence Cerebral Palsy: http://www.cerebralpalsy.org/about-cerebral-palsy/prevalence-and-incidence Stroke – http://www.strokeassociation.org/STROKEORG/LifeAfterStroke/Life-After-Stroke_UCM_308546_SubHomePage.jsp https://www.cdc.gov/dhdsp/data_statistics/fact_sheets/fs_stroke.htm PTSD – http://www.ptsdunited.org/ptsd-statistics-2/ Bells Palsy: https://www.news-medical.net/health/Bells-Palsy-Epidemiology.aspx - US rate of 23 cases per 100,000 persons – (326 Million US Population /100,000 * 23 = 75,000) US Population: http://worldpopulationreview.com/countries/united-states-population/ Depression - http://www.nimh.nih.gov/health/statistics/prevalence/major-depression-among-adults.shtml http://www.cdc.gov/nchs/fastats/depression.htm Parkinson’s - http://parkinson.org/Understanding-Parkinsons/Causes-and-Statistics/Statistic

184 60 36 238 116 33 109 110 114 146 161 153 Helius Medical Technologies, Inc. │642 Newtown Yardley Road, Suite 100 │ Newtown, PA 18940 215 944-6100 │ info@heliusmedical.com │ www.heliusmedical.com

Tongue Based Neuromodulation The PoNS® investigational medical device gently stimulates the trigeminal nerve through the tongue to activate neuroplasticity in the brain and unlock its ability to restore lost function. Tongue Based Neuromodulation The nerves in the tongue are directly connected to the brainstem, which is the body’s control center. It is dense with nerve endings in a warm, dark environment making it ideal for stimulation A mild-to- moderate TBI damages a part of the brain, reducing the ability of the brain’s neural impulses to communicate clearly with the body To restore balance and function, the brain needs to be “rewired” to work around the damaged area and reestablish neural impulses to the body. This “rewiring” is called neuroplasticity. We achieve this change by neuromodulation.     www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

The PoNS device is a smart technology that tracks frequency, duration and intensity of use Data captured is uploaded to cloud to be analyzed to drive PT and HCP treatment decisions and provide details on compliance for payer reimbursement opportunities Why PoNS? A Smart Device One Smart Device www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

PoNS® Registrational Trial in TBI Important Criteria For the Study 120 subjects Response criteria was set at 15 point improvement in Sensory Organization Test (SOT), an objective measure used in balance research 15 point SOT score improvement is 50% higher than the expectation in the medical literature for physical therapy alone. All subjects had to: Have participated in a focused physical rehabilitation program and have reached a plateau Still have significant balance issues as they entered the study All subjects were at least one year post-injury Further spontaneous recovery unlikely 71.6% of 120 subjects in trial were responders PoNS® Registrational Trial in TBI Were responders 53.7% Were in the Normal Range for Balance www.heliusmedical.com | NASDAQ:HSDT | TSX:HSM

Pre-Treatment Video www.heliusmedical.com | TSX:HSM | NASDAQ:HSDT Pre-Treatment Video

Post-Treatment

Investor Contact: Mike Piccinino, CFA 443-213-0500 info@heliusmedical.com Helius Medical Technologies, Inc. │642 Newtown Yardley Road, Suite 100 │Newtown, PA 18940 T: 215 944-6100 │E: info@heliusmedical.com │W: www.heliusmedical.com 184 60 36 238 116 33 109 110 114 146 161 153

References

Slide 6 Traumatic Brain Injury

1. *Maas et. Al. (2017). Traumatic brain injury: integrated approaches to improve prevention, clinical care, and research. The Lancet Neurology. 16. 10.1016/S1474-4422(17)30371-X. https://www.researchgate.net/publication/320898726_Traumatic_brain_injury_integrated_approaches_to_improve_prevention_clinical_care_and_research [accessed Jul 22 2018].
2. Addressable market: 5.3 million people with chronic disability multiplied by 40% having a balance disorder tied to TBI;
   5.3 million – see reference 5 below;
   40% https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4936800/;
3. Selassie AW, Zaloshnja E, Langlois JA, Miller T, Jones P, Steiner C. Incidence of long-term disability following traumatic brain injury hospitalization, United States, 2003. J Head Trauma Rehabil. 2008;23(2):123 131.
4. Taylor CA, Bell JM, Breiding MJ, Xu L. Traumatic brain injury-related emergency department visits, hospitalizations, and deaths - United States, 2007 and 2013. MMWR Surveill Summ. 2017;66(9):1-16. Calculations 2.8M x 33% of chronic symptoms sufferers x 40% who suffer Chronic balance disorder (2.8 x .30 x .40)= 333K
5. Thurman DJ, Alverson C, Dunn KA, Guerrero J, Sniezek JE. Traumatic brain injury in the United States: a public health perspective. J Head Trauma Rehabil.1999;14(6):602-615.

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References

Slide 22: Scientific Evidence

1. Shiflett JM, Parent AD, Britz GW, Golanov EV. Forehead stimulation decreases volume of the infarction triggered by permanent occlusion of middle cerebral artery in rats. J Neurol Stroke. 2015;2(5):00067
2. Chiluwal A, Narayan RK, Chaung W, et al.Neuroprotective effects of trigeminal nerve stimulation in severe traumatic brain injury. Sci Reports. 2017;7:6792

Slide 18: Disease State Prevalence

- Multiple Sclerosis - http://www.nationalmssociety.org/About-the-Society/MS-Prevalence
- Cerebral Palsy: http://www.cerebralpalsy.org/about-cerebral-palsy/prevalence-and-incidence
- Stroke – http://www.strokeassociation.org/STROKEORG/LifeAfterStroke/Life-After-Stroke_UCM_308546_SubHomePage.jsp
  - https://www.cdc.gov/dhdsp/data_statistics/fact_sheets/fs_stroke.htm
- PTSD – http://www.ptsdunited.org/ptsd-statistics-2/
- Bells Palsy: https://www.news-medical.net/health/Bells-Palsy-Epidemiology.aspx - US rate of 23 cases per 100,000 persons – (326 Million US Population /100,000 * 23 = 75,000)
  - US Population: http://worldpopulationreview.com/countries/united-states-population/
- Depression - http://www.nimh.nih.gov/health/statistics/prevalence/major-depression-among-adults.shtml
  - http://www.cdc.gov/nchs/fastats/depression.htm
- Parkinson's - http://parkinson.org/Understanding-Parkinsons/Causes-and-Statistics/Statistic

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Other Science

Scientific Basis that Trigeminal Nerve Stimulation Positively Impacts Brain Physiology Nature Scientific Reports, Chiluwal A., Narayan R., Chung W. et al. 20172 Rat model of TBI Improved blood flow Smaller lesion Better blood brain barrier Less edema Lower pro-inflammatory markers Journal of Neurology and Stroke, Shiflett J.M. et al 20151 Standard rat model of middle cerebral artery occlusion Indirect TNS led to 31% reduction in stroke Direct TNS led to 65% reduction in stroke Mediated by diving reflex Implications for stroke recovery, acute treatment or prevention? 1,2 see appendix

In an independent EEG study, stimulation showed increased activity above baseline during and after stimulation for the attention microstate % change Baseline Post-Stimulation Stimulation n= 20 neurologically intact volunteers Data on file, Helius Medical 2017 Time

Results from Multiple Sclerosis Study fMRI Changes in Group A, B vs Healthy Controls 14 subject (7/7) study: All received physiotherapy with Group A receiving HFP PoNS® stimulation and Group B non-perceivable stimulation PoNS® VOIs bold signal vs. Healthy controls Right DLPFC Left DLPFC** * rACC*** * **dorsolateral prefrontal cortex (DLPFC) ***rostral anterior cingulate cortex (rACC) Multiple Sclerosis Journal Experimental, Translational and Clinical January-March 2017: 19 Mean and 95% quantile of healthy control’s BOLD signal change

Sensory Organization Test (SOT) – Standard Clinical Endpoint for Balance Scale: Degree of sway Sensory Organization Test Computerized posturography using 6 conditions to interpret a person’s degree of sway Unable to stand unaided People with TBI-induced balance issues PT alone improves SOT by 8-10 points1; improvement lost on discontinuation of PT Normal balance Excellent balance Change of 10 points represents clinically significant change in SOT in TBI1 1 see appendix

PoNS® Registrational Trial in TBI Clinical Study A double-blind, randomized, controlled* study of the safety and effectiveness of the PoNS® device for translingual noninvasive neuromodulation stimulation (“TLNS”) training in subjects with a chronic balance deficit due to mild to moderate (mTBI) Indication Chronic balance deficit due to non-severe TBI Study Population and Endpoints 120 person double-blind, controlled study HFP vs LFP Primary endpoint is improvement comparison HFP vs LFP of responders at 5 weeks. Responder = increase in SOT ≥ 15 Secondary Endpoints are improvement in SOT scores from baseline at week 2 and week 5 Safety Endpoints Primary: No increase in frequency of falls Secondary: No increase in headache disability index

PoNS® Registrational Trial in TBI (con’t) Important Criteria For the Study All subjects were at least one year post-injury Further spontaneous recovery unlikely All subjects had to: Have participated in a focused physical rehabilitation program and have reached a plateau Still have significant balance issues as they entered the study

PoNS® Responder Analysis p<0.0005 vs Baseline N=122 Percent Responders High Frequency Pulse And Low Frequency Pulse Stimulation Combined

PoNS® Study Efficacy - Time Course Data ∆ 20.3 ∆ 27.6 Normal Range SOT Score N=613 HFP Neuro-Stimulation + PT 1HFP: Mean increase over baseline at end of Week 2 = 20.9 with 95% lower confidence limit of 16.6, p< 0.025 2HFP: Mean Increase over baseline at end of Week 5 = 27.6 with 95% lower confidence limit of 23.1, p<0.025 3 LFP data not shown since it was not statistically different from HFP Results at 2 and 5 weeks represent ≈2-3x the clinical efficacy of PT alone

Primary and Secondary Safety Endpoints Met Primary Safety Endpoint Met – Decrease in Number of Falls Secondary Safety Endpoint Met - Headache Disability Index Showed a General Lowering Comparison of Falls at Baseline and End of Week 2 Headache Disability Index N=60

Long Term Treatment Study in TBI Durability of the PoNS Treatment Study completed May 28th, 2017 Tactile Communication Neurorehabilitation Laboratory at University of Wisconsin-Madison Sponsored by US Army Double blind randomized controlled trial in people with mild to moderate TBI 22/21 people with TBI received High Frequency Pulse stimulation and Low Frequency Pulse stimulation 14-weeks active treatment followed by a 12-week washout period

People with TBI’s Balance was Significantly Better at 2 Weeks, 14 Weeks and 26 Weeks Normal Range SOT Score N=221 12 weeks washout – no stimulation SOT score comparison 12 weeks washout – no stimulation On average people with TBI improved from an impaired SOT score to normal SOT score in 14 weeks of treatment with HFP and normal score was maintained throughout 12 week washout period for all participants HFP+PT 1 LFP data not shown since it was not statistically different from HFP